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                                                                    EXHIBIT 23.5



                       CONSENT OF INDEPENDENT ACCOUNTANTS


           We consent to the inclusion in this registration statement on Form S-1 (File No. 333-48819, Amendment No. 2) of our report dated February 13, 1997, on our audit of the consolidated financial statements of Community Pacific Broadcasting Company L.P. We also consent to the reference to our firm under the caption "Experts".





                                        COOPERS & LYBRAND L.L.P.


San Jose, California
May 8, 1998